NAVIGATOR EQUITY FUNDS
                      NAVIGATOR VALUE TRUST
                   NAVIGATOR TOTAL RETURN TRUST
                NAVIGATOR SPECIAL INVESTMENT TRUST
            NAVIGATOR AMERICAN LEADING COMPANIES TRUST
                     NAVIGATOR BALANCED TRUST


        SUPPLEMENT TO THE PROSPECTUS DATED JULY 31, 1997


     Legg Mason Fund Adviser, Inc. ("LMFA") is the investment adviser for Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust and Navigator American Leading Companies Trust. LMFA also serves as investment manager for Navigator Balanced Trust.

     Legg Mason Capital Management, Inc. ("LMCM"), a wholly owned subsidiary of Legg Mason, Inc., also serves as an investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with LMFA, which was approved by Investors Trust's Board of Directors. LMCM may provide the Fund with research and advisory services for which LMFA (not the Fund) may pay LMCM a fee. Currently, LMCM is not providing any services to the Fund.


The following information is inserted in the section entitled "Adviser," which begins on page 19 of the Prospectus and supercedes the language in the supplement dated November 19, 1997 relating to American Leading Companies:

     Effective March 9, 1998, David E. Nelson, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of American Leading Companies. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989 - 1998.


Additionally, the following information is inserted at the end of the same section in the Prospectus:

     LMFA is taking steps that it believes are reasonably designed to address the potential failure of computer programs used by LMFA and each Fund's service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.





          THE DATE OF THIS SUPPLEMENT IS MARCH 3, 1998.